CHARGING AHEAD

RESPONSIBLY. RELIABLY. RELENTLESSLY.

FCX Conference Call
1st Quarter 2021 Results

April 22, 2021

fcx.com

FCX LISTED NYSE

A member of ICMM International Council on Mining & Metals

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Cautionary Statement

Regarding Forward-Looking Statements

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This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections, or expectations relating to ore grades and milling rates; business outlook; production and sales volumes; unit net cash costs; cash flows; capital expenditures; liquidity; operating costs; operating plans; FCX's financial policy; FCX's expectations regarding PT-FI's ramp-up of underground mining activities and future cash flows through 2022; PT-FI's development, financing, construction and completion of a greenfield smelter in Indonesia and possible expansion of the smelter at PT Smelting; FCX's commitments to deliver responsibly produced copper, including plans to implement and validate all of its operating sites under specific frameworks; improvements in operating procedures and technology; exploration efforts and results; development and production activities, rates and costs; tax rates; export quotas and duties; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; mineralization and reserve estimates; execution of the settlement agreements associated with the Louisiana coastal erosion cases and talc-related litigation; and future dividend payments, share purchases and sales. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "could," "to be," "potential," "assumptions," "guidance," "future" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of future dividends is at the discretion of the Board of Directors (Board) and will depend on FCX's financial results, cash requirements, future prospects, global economic conditions, and other factors deemed relevant by the Board.

FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, changes in the credit ratings of FCX; changes in FCX's cash requirements, financial position, financing plans or investment plans; changes in general market, economic, tax, regulatory or industry conditions; the duration and scope of and uncertainties associated with the COVID-19 pandemic, and the impact thereof on commodity prices, FCX's business and the global economy and any related actions taken by governments and businesses; FCX's ability to contain and mitigate the risk of spread or major outbreak of COVID-19 at its operating sites, including at PT-FI's remote operating site in Papua; supply of and demand for, and prices of, copper, gold and molybdenum; mine sequencing; changes in mine plans or operational modifications, delays, deferrals or cancellations; production rates; timing of shipments; results of feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; the potential effects of violence in Indonesia generally and in the province of Papua; the Indonesia government's extension of PT-FI's export license after March 15, 2022; risks associated with underground mining; satisfaction of requirements in accordance with PT-FI's special mining license to extend mining rights from 2031 through 2041; the Indonesia government's approval of a deferred schedule for completion of the greenfield smelter in Indonesia; expected results from improvements in operating procedures and technology, including innovation initiatives; industry risks; regulatory changes; political and social risks; labor relations, including labor-related work stoppages; weather- and climate-related risks; environmental risks; litigation results; cybersecurity incidents; changes in general market, economic and industry conditions; financial condition of FCX's customers, suppliers, vendors, partners and affiliates, particularly during weak economic conditions and extended periods of volatile commodity prices; reductions in liquidity and access to capital; FCX's ability to comply with its responsible production commitments under specific frameworks and any changes to such frameworks; and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2020, filed with the U.S. Securities and Exchange Commission (SEC).

Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the date the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes.

This presentation also includes forward-looking statements regarding mineralized material not included in proven and probable mineral reserves. Mineralized material is a mineralized body that has been delineated by appropriately spaced drilling and/or underground sampling to support the estimated tonnage and average metal grades. Such a deposit cannot qualify as recoverable proven and probable reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development costs, unit costs, grades, recoveries and other material factors. Significant additional drilling is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurances can be given that estimated mineralized material not included in reserves will become proven and probable mineral reserves.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper, net debt and adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), which are not recognized under U.S. generally accepted accounting principles. As required by SEC Regulation G, FCX's calculation and reconciliation of unit net cash costs per pound of copper to amounts reported in FCX's consolidated financial statements is in the supplemental schedules of FCX's 1Q21 press release, which is available on FCX's website, "fcx.com." Net debt equals consolidated debt less consolidated cash. A reconciliation of adjusted EBITDA to amounts reported in FCX's consolidated financial statements is included on slide 36.

2020 Annual Reports

CHARGING AHEAD

RESPONSIBLY. RELIABLY. RELENTLESSLY.


2020 ANNUAL REPORT
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Our ***2020 Annual Report*** highlights the momentum Freeport achieved through resiliency, strong operating performance and project execution during 2020 to establish a solid foundation for future growth.

Our ***2020 Sustainability Report*** marks Freeport's 20th year of reporting on its sustainability progress and Freeport's first year reporting in alignment with the Sustainability Accounting Standards Board (SASB) Metals & Mining Framework.


CHARGING
AHEAD
RESPONSIBLY.
RELIABLY.
RELENTLESSLY.
2020 ANNUAL REPORT ON SUSTAINABILITY

ICMM
International Council on Mining & Metals

THE COPPER MARK
RESPONSIBLY PRODUCED COPPER

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NOTE: To date, six Freeport sites have been awarded the Copper Mark: Morenci, Cerro Verde, El Abra, Atlantic Copper, the Miami smelter and mine, and the El Paso refinery.

1Q21 Highlights

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- **Solid execution** of operating plans
- Production volumes and costs **in line with targets**
- Ramp-up of Grasberg underground mines advancing **on schedule**
- **Strong** financial results and cash flow generation
- Adopted a performance-based payout framework for **increasing cash returns** to shareholders
- **Advancing** organic growth opportunities
- Addition of **two new independent directors** to FCX Board
- **Favorable** operational and market **outlook**

Key Stats	Actual
Copper Sales *(mm lbs)*	825
Copper Realization *($/lb)*	$3.94
Gold Sales *(k ozs)*	258
Unit Net Cash Costs *($/lb)*	$1.39


($ bns)
Cash Flows
$1.1 (1)
Operating Cash Flow
$0.4 (2)
CAPEX
1Q21
Net Debt (3)
$8.5
$6.1
$5.2
1Q20
YE 2020
1Q21

(1) Includes working capital uses of $0.3 bn
(2) Includes $0.3 bn for major projects.
(3) Net debt equals consolidated debt less consolidated cash.
See Cautionary Statement.

Copper – Metal of the Future
Critical to Global Decarbonization

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Intensity of Use is Increasing with Decarbonization



More than 70% of the world's copper is used in applications that deliver electricity. [(1)]

Electric vehicles use up to four times more copper than internal combustion engines. [(1)]

Renewable energy technologies use four to five times more copper than fossil fuel power generation. [(1)]

Copper consumption associated with electric vehicles and renewable energy technologies is expected to grow rapidly over the next several years.

Freeport is strategically positioned as a leading copper producer

(1) International Copper Association
See Cautionary Statement.

Compelling Investment Case
For Copper & Freeport

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Rising Demand + Supply Scarcity → Structural Deficits/ Premium Value

Rising Demand

- Global Growth Accelerating
- New Demand Drivers for Clean Energy



Supply Scarcity

- Permitting
- Geology
- Longer Lead Times
- Pipeline is Thin



(million metric tons)
4.6
51 Probable Projects
2012
2.0
33 Probable Projects
Current
Only 7 projects > 100k Mt/a

Project Approval Rate Has Been Slow in Recent Years

Structural Deficits/ Premium Value

- Responsible Producer of Scale
- Strong Current Cash Flows
- Embedded Growth Options
- Long-lived Reserves

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See Cautionary Statement.

Source: Wood Mackenzie

Growing Margins & Cash Flow

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- **Volume Growth**

	2021e v. 2020	2022e v 2021e
Copper	~20%	~15%
Gold	~55%	~20%

- **Attractive Cost Structure**
- **Expanding Margins**
- **Laser Focused on Execution**
- **Additional Embedded Growth Options in Portfolio**

Annual EBITDA Estimates (1)

($ in billions)



~$12.5
~$17
$4.00/lb Cu
$5.00/lb Cu

2022e/2023e Avg

Assuming $1,750/oz Gold and $11/lb Molybdenum

(1) Based on April 2021e sales estimates. 2021e EBITDA approximates $9.8 bn assuming $4.00/lb Cu and $1,750/oz Au for 2Q21e - 4Q21e.

Note: EBITDA equals operating income plus depreciation, depletion and amortization.

e = estimate. See Cautionary Statement

Financial Policy

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- **Policy aligned with strategic objectives of maintaining a strong balance sheet, increasing cash returns to shareholders and advancing opportunities for future growth**
- **In February 2021, Board reinstated annual base dividend of $0.30/share* per annum; first quarterly base dividend to be paid in May**
- **Also adopted a Performance-Based Payout Policy**
- **After net debt target of $3 bn - $4 bn is achieved (excluding smelter CAPEX), up to 50% of Free Cash Flow for shareholder returns**
  - Determine at least annually taking into account market conditions, operational/financial outlook, future investments, etc.
- **Maintain flexibility for debt reduction, future investments**


Organic Growth
Balance Sheet Strength
%
$
$
Up to 50% for Cash Returns to Shareholders

** FCX's previous cash dividend on its common stock was $0.20/share per annum, which was suspended in March 2020 in connection with its comprehensive response to the COVID-19 pandemic.*
See Cautionary Statement

Future Growth Embedded in Existing Asset Base

Provides Increased Leverage to Higher Copper Prices

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Lone Star
El Abra
Atlantic Copper
Grasberg Minerals District
Grasberg
Kucing Liar

NORTH AMERICA

- **Bagdad Expansion**
  - Current ~80-year reserve life
  - Reviewing +100K st/d mill expansion with +0.2 bn lbs Cu per year
- **Lone Star**
  - Oxide project advances opportunity for development of potentially massive sulfide resource (mill project)
  - Potential 50+ bn lb Cu resource*
- **Other U.S. brownfield projects**
- **Leach Technology Advancements**

SOUTH AMERICA

- **El Abra Mill Project - Chile**
  - 17+ bn lb Cu resource
  - Reviewing potential 240K mt/d mill project with +0.7 bn lbs Cu per year
- **Ongoing optimization at Cerro Verde - Peru**
- **Leach Technology Advancements**

EUROPE

- **CirCular Project - Spain**
  - ESG project (Circular Economy); recycle electronic material

INDONESIA

- **Kucing Liar - Grasberg District**
  - Reserves: 6 bn lbs Cu & 6 mm ozs Au
  - Leverage existing infrastructure
  - 90K mt/d block cave; optimize value with focus on lower pyrite areas of deposit
  - Proceeding with studies, test work & drilling

** Potential resources are not included in reserves and will not qualify as reserves until comprehensive engineering studies establish legal and economic feasibility. Accordingly, no assurance can be given that the potential resources will become proven and probable reserves. See Cautionary Statement.*

Long-Lived Reserve Base

30+ Year Implied Reserve Life for Copper, Excluding Mineralized Material

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Consolidated
As of 12/31/2020

	Reserves (1) (recoverable)	Mineralized Material (2) (contained)
Copper *(bn lbs)*	113	120
Gold *(mm ozs)*	29	58
Molybdenum *(bn lbs)*	3.7	3.6

Copper Reserves (1) *By Region*


Indonesia
29%
South
America
29%
North America
42%

(1) *Estimate of recoverable proven and probable consolidated reserves using long-term average prices of $2.50/lb for copper, $1,200/oz for gold and $10/lb for molybdenum; FCX's net equity interest of copper reserves totaled 82 bn lbs as of 12/31/2020.*

(2) *Estimate of consolidated mineralized material (contained copper) using a long-term average copper price of $3.00/lb, gold price of $1,200/oz and molybdenum price of $12/lb.* ***Mineralized material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish legal and economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves.***

See Cautionary Statement.



“Charging Ahead”

Responsibly. Reliably. Relentlessly.

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Global Industry Leader

One of the world’s largest publicly traded copper producers; Seasoned and value-driven global team; 30+ year reserve life with substantial additional resources

Block Cave Leader

Industry leading technical capabilities; Decades of block caving experience

Trusted Operator

Strong reputation and franchise in 4 countries; Synergistic operation of all assets

Responsible Producer

Long-standing commitment to all of our stakeholders including our employees, communities, host countries, customers and suppliers

World-Class Developer

Industry leading track record for major project execution in complex jurisdictions

FREEPORT EDGE







See Cautionary Statement.

“Charging Ahead” As One Freeport

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TEAM
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CHARGING AHEAD

RESPONSIBLY. RELIABLY. RELENTLESSLY.

Financial Review & Outlook

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1Q 2021 Operations Update

Continue to Focus on Strong Execution

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NORTH AMERICA
Cu Sales: 308 mm lbs
SOUTH AMERICA
Cu Sales: 259 mm lbs
INDONESIA
Cu Sales: 258 mm lbs
Au Sales: 256 k ozs

- **Lone Star - Arizona**
  - Successfully completed initial development in 2H20
  - Annual Cu production expected to approximate 200 mm lbs
  - Advancing studies for potential incremental oxide expansions/ long-term development options
- **Chino - New Mexico**
  - Restarted mining activities during 1Q21
- **Morenci - Arizona**
  - Increasing mining rates by 10%

- **Cerro Verde - Peru**
  - Mill avg: 390k mt/d (+17k mt/d higher than 4Q20)
  - 2021e plan assumes 360k mt/d for remainder of 2021e
  - Plan to return to pre-COVID-19 levels of ~400k mt/d in 2022
- **El Abra - Chile**
  - Implementing plans to increase operating rates during 2021e to pre-COVID-19 levels, subject to public health conditions in Chile
  - Incremental copper production: 70 mm lbs per annum* beginning in 2022e

- **Grasberg Underground**
  - Production was 40 mm lbs of Cu and 38k ozs of Au higher than sales because of shipping deferrals from 1Q21 to 2Q21e
  - 1Q21 annualized metal sales reached 75% of post ramp-up targets; expected to approach 90% by mid-2021e
  - 50 new drawbells added; over 420 cum.
  - DMLZ/Grasberg Block Cave Operating Rates
    - 1Q21 Avg: ~98k t/d; 16% above 4Q20 rates

e = estimate. See Cautionary Statement.

**~50% of increase is expected in 2021e with full rates to be achieved in 2022e*

Indonesian Smelter Update

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- **PT-FI committed in 2018 IUPK to construct 2 mm tpy in-country processing facility of Cu concentrate by December 2023**
  - Project has been delayed by COVID-19
- **Advancing commercial and financial arrangements for 30% expansion of existing smelter (PT Smelting)**
- **Consideration of alternative new smelter developed by a third-party**
  - To date, commercial discussions have not resulted in a mutually acceptable agreement
- **PT-FI continuing plans for development of a greenfield smelter and related refinery in East Java near PT Smelting**
- **Expect to finance smelter investments with debt at PT-FI**
  - Shared 51%/49% (PT Inalum/FCX)


PT FREEPORT INDONESIA
PT Smelting

Annual Debt Service Cost Expected to be Essentially Offset by Phase Out of Export Duty


($ in mms)
~$180
100%
$88
FCX's Equity Share
Estimated Annual Costs After Tax Debt Service (1) (2023e – 2041e)
~$200
100%
~$98
FCX's Equity Share
Estimated Annual Savings (5% Export Duty) (2)

(1) Assumes debt service over life of project
(2) Assumes prices of $4.00/lb copper and $1,700/oz gold

e = estimate. See Cautionary Statement.

Annual Sales Profile

April 2021 Estimate

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Copper Sales(1) *(billion lbs)*



5
4
3
2
1
0
3.2
3.85
4.4
4.4
2020
2021e
2022e
2023e

Gold Sales(2) *(million ozs)*



2
1
0
0.9
1.3
1.6
1.8
2020
2021e
2022e
2023e

Molybdenum Sales *(million lbs)*



100
75
50
25
0
80
85
80
80
2020
2021e
2022e
2023e



(1) Consolidated copper sales include 608 mm lbs in 2020, 740 mm lbs in 2021e, 860 mm lbs in 2022e and 1,460 mm lbs in 2023e for noncontrolling interests; excludes purchased copper.

(2) Consolidated gold sales include 158k ozs in 2020, 248k ozs in 2021e, 300k ozs in 2022e and 810k ozs in 2023e for noncontrolling interests.

e = estimate. See Cautionary Statement.

Reconciliation of 2021e Unit Net Cash Cost Guidance

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($ and ¢ per pound of copper)	January 2021 Guidance Price Assumptions $3.50 Cu / $1,850 Au / $9 Mo	Impact of Updated Assumptions	April 2021 Guidance Price Assumptions $4.00 Cu / $1,750 Au / $11 Mo
Site Production & Delivery	$1.78	Energy: +3¢ · Freight: +1¢ · Other*: +1¢	$1.83
By-product Credits	(0.81)	Lower Gold Price: +3¢ · Higher Moly Price: -2¢	(0.80)
Treatment Charges	0.16	No Change	0.16
Royalties & Duties	0.12	Higher Copper Prices (+50¢): +2¢	0.14
Net Unit Cash Costs 2021e	$1.25	Higher Costs: +5¢ Lower By-product: +1¢ Higher Cu Price: +2¢	$1.33

* Higher mining rates/profit sharing, net of higher volumes
e = estimate. See Cautionary Statement.



EBITDA and Cash Flow at Various Copper Prices

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($ in bns except copper, gold and molybdenum prices)

EBITDA | ($1,750/oz gold, $11/lb molybdenum)


$20
$15
$10
$5
$0
Average
'22e/'23e
Cu $4.00/lb
Cu $4.50/lb
Cu $5.00/lb

Operating cash flow | Excludes working capital changes ($1,750/oz gold, $11/lb molybdenum)


$15
$12
$9
$6
$3
$0
Average
'22e/'23e
Cu $4.00/lb
Cu $4.50/lb
Cu $5.00/lb

Sensitivities Average '22e/'23e

(US$ in mms)

EBITDA

Copper	+/-$0.10/lb	$435
Molybdenum	+/-$1.00/lb	$ 80 (1)
Gold	+/-$50/oz	$ 80
Currencies(2)	+/-10%	$200
Diesel	+/-10%	$ 55

Operating Cash Flow

Copper	+/-$0.10/lb	$330
Molybdenum	+/-$1.00/lb	$ 70 (1)
Gold	+/-$50/oz	$ 55
Currencies(2)	+/-10%	$140
Diesel	+/-10%	$ 40

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization. e = estimate. See Cautionary Statement.

(1) At $9/lb moly, the sensitivity would approximate $45 mm for EBITDA and $35 mm for operating cash flow.

(2) U.S. Dollar Exchange Rates: 725 Chilean peso, 14,400 Indonesian rupiah, $0.78 Australian dollar, $1.19 Euro, 3.69 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.

Consolidated Capital Expenditures

Estimates Excluding Potential Indonesian Smelter CAPEX (1)

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($ in bns)


Net of Scheduled Contributions
$2.0
$1.8(2)
Major Projects
$1.2(3)
Other
$0.8
$2.3
$2.1(2)
$1.4(3)
$0.9
$2.2
$2.0(2)
$1.0(3)
$1.2
2020
2021e
2022e



(1) See slide 15 regarding alternatives under consideration; smelter investments expected to be funded by PT-FI with debt financing.
(2) Net of scheduled contributions from PT Inalum for expansion capital spending that will be reflected in financing on the cash flow statement.
(3) Major projects include CAPEX associated with Grasberg underground development and supporting mill and power capital costs ($1.0 bn in 2020, $1.3 bn in 2021e, and $0.9 bn in 2022e) and Lone Star ($0.2 bn in 2020).

NOTE: Amounts include capitalized interest.

e= estimate. See Cautionary Statement.

Strong Financial Performance
Driven by Growing Volumes and Pricing

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Financial Policy Provides Framework for Cash Returns to Shareholders, Investments & Balance Sheet Management



Consolidated Cash

(US$ bns)


$1.5
$2.4
$3.7
$4.6
2Q20
3Q20
4Q20
1Q21

Copper Realizations *($/lb)*	2Q20	3Q20	4Q20	1Q21
	$ 2.55	$3.01	$3.40	$3.94

See Cautionary Statement.

World's Premier Publicly Traded Copper Producer

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- **Portfolio of High-Quality Copper / Gold Assets with Embedded Growth Options**
  Difficult to Replicate
- **Strong Track Record** and Commitment to Communities / Environmental Responsibility
- **Technically Proficient**
  Proven Capabilities
- **Experienced** Management Team
- **Industry Leader** with Size, Scale and Durability
- **Copper Supported** by Positive Long-Term Fundamentals
- **Growing Production** and **Cash Flow** Profile

CHARGING AHEAD

RESPONSIBLY. RELIABLY. RELENTLESSLY.

Reference Slides

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Our COVID-19 Response

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Prioritizing the Health & Well-Being of Our Workforce
Supporting Our Communities
Serving Our Customers

Active and preventive management, through the implementation of global health guidelines, including testing, screening and tracking

Providing monetary and in-kind contributions of medical supplies and food in areas where we operate

As a leading supplier of copper to the global economy, FCX continues to meet the needs of its customers

WE ARE IN THIS TOGETHER

Responsible Value Chains

Dedicated to Delivering Responsibly Produced Copper to Markets Around the World

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- **Focused on advancing responsibility in our value chains by:**
  1) managing risks in our own supply chain;
  2) managing risks of our products and by-products in use; and
  3) understanding life cycle impacts of our products along the value chain
- **Recently published a Responsible Sourcing of Minerals Policy and inaugural OECD* Step 5 Due Diligence Report**
- **FCX is committed to validating its Cu production sites against the Copper Mark - 6 sites awarded to date, including Morenci in April 2021**

The Copper Life Cycle


MINING
SMELTING & REFINING
SEMI-FABRICATION
PRODUCT MANUFACTURE
USE PHASE
RECYCLING

** The Organisation for Economic Co-operation and Development (OECD)*

NOTE: To date, six Freeport sites have been awarded the Copper Mark: Morenci, Cerro Verde, El Abra, Atlantic Copper, the Miami smelter and mine, and the El Paso refinery.

See Cautionary Statement.


The Copper Mark is a new assurance framework developed to demonstrate the copper industry's responsible production practices
THE COPPER MARK

Financial Highlights

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Sales Data	1Q21	1Q20
Copper		
Consolidated Volumes *(mm lbs)*	825	729
Average Realization *(per lb)*	$ 3.94	$ 2.43
Site Production & Delivery Costs *(per lb)*	$ 1.86	$ 2.19
Unit Net Cash Costs *(per lb)*	$ 1.39	$ 1.90
Gold		
Consolidated Volumes *(000's ozs)*	258	144
Average Realization *(per oz)*	$1,713	$1,606
Molybdenum		
Consolidated Volumes *(mm lbs)*	21	21
Average Realization *(per lb)*	$11.62	$11.10

Financial Results (in billions, except per share amounts)

	1Q21	1Q20
Revenues	$ 4.9	$ 2.8
Net Income (Loss) Attributable to Common Stock	$ 0.7	$ (0.5)
Diluted Net Income (Loss) Per Share	$ 0.48	$(0.34)
Operating Cash Flows (1)	$ 1.1	$ (0.0)
Capital Expenditures	$ 0.4	$ 0.6
Total Debt	$ 9.8	$ 10.1
Consolidated Cash	$ 4.6	$ 1.6

(1) *Includes working capital (uses) sources of $(0.3) bn for 1Q21 and $0.1 bn for 1Q20.*



1Q21 Mining Operating Summary

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Sales From Mines for 1Q21 & 1Q20 *by Region*



North America
South America (2)
Indonesia (3)
308
355
21 (1)
21 (1)
259
247
258
127
256
139
Cu
mm lbs
Mo
mm lbs
Au
000 ozs
1Q21
1Q20
1Q21
1Q20
1Q21
1Q20
1Q21
1Q20
1Q21
1Q20

1Q21 Unit Production Costs *(per lb of Cu)*

	North America	South America	Indonesia	Consolidated
Cash Unit Costs				
Site Production & Delivery	$2.04	$2.01	$1.48	$1.86
By-product Credits	(0.30)	(0.21)	(1.79)	(0.74)
Treatment Charges	0.11	0.13	0.25	0.16
Royalties & Export Duties	-	0.01	0.35	0.11
Unit Net Cash Costs	**$1.85**	**$1.94**	**$0.29**	**$1.39**

(1) Includes 5 mm lbs in 1Q21 and 4 mm lbs in 1Q20 from South America.
(2) Silver sales totaled 0.9 mm ozs in 1Q21 and 0.9 mm ozs in 1Q20.
(3) Silver sales totaled 1.2 mm ozs in 1Q21 and 0.6 mm ozs in 1Q20.

NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 1Q21 press release, which is available on FCX's website.

2021e Operational Data

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2021e Sales *by Region*


North America
South America
Indonesia
1,465
Cu
mm lbs
85 (1)
Mo
mm lbs
1,045
1,340
1.3 (2)
Au
mm ozs

2021e Unit Net Cash Costs [3] *(per lb of Cu)*	North America	South America	Indonesia	Consolidated
Site Production & Delivery, excl. adjs.[4]	$2.09	$2.03	$1.40	$1.83
By-product Credits	(0.27)	(0.24)	(1.81)	(0.80)
Treatment Charges	0.10	0.14	0.24	0.16
Royalties & Export Duties	-	0.01	0.38	0.14
Unit Net Cash Costs	**$1.92**	**$1.94**	**$0.21**	**$1.33**

(1) Includes molybdenum produced in South America.

(2) Includes gold produced in North America.

(3) Estimates assume average prices of $1,750/oz for gold and $11/lb for molybdenum for 2Q21e – 4Q21e. Quarterly unit costs will vary significantly with quarterly metal sales volumes.

(4) Production costs include profit sharing in South America and severance taxes in North America.

e = estimate. See Cautionary Statement.

2021e Outlook

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Sales Outlook

- **Copper**: 3.85 billion lbs
- **Gold**: 1.3 million ozs
- **Molybdenum**: 85 million lbs

Unit Net Cash Cost of Copper

- **Site prod. & delivery**
  - 2021e: $1.83/lb
  - 2Q21e: $1.90/lb
- **After by-product credits** (1)
  - 2021e: $1.33/lb
  - 2Q21e: $1.42/lb

Operating Cash Flows (2)

- **~$6.5 billion** @ $4.00/lb copper for 2Q21e – 4Q21e
- **Each 10¢/lb change** in copper in 2Q21e – 4Q21e = $265 million

Capital Expenditures

- **$2.3 billion** (3)
  - $1.4 billion for **major projects**
  - $0.9 billion for **other mining**

(1) Assumes average prices of $1,750/oz gold and $11/lb molybdenum in 2Q21e – 4Q21e.

(2) Assumes average prices of $1,750/oz gold and $11/lb molybdenum in 2Q21e – 4Q21e; each $100/oz change in gold would have an approximate $70 mm impact and each $2/lb change in molybdenum would have an approximate $90 mm impact.

(3) PT Inalum scheduled contributions in 2021e approximate $0.2 bn; excludes capital expenditures for greenfield smelter in Indonesia.

e = estimate. See Cautionary Statement.

2021e Quarterly Sales

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Copper Sales *(million lbs)*



1,200
1,000
800
600
400
200
0
825
975
1,005
1,045
1Q21
2Q21e
3Q21e
4Q21e

Note: Consolidated copper sales include 170 mm lbs in 1Q21, 175 mm lbs in 2Q21e, 190 mm lbs in 3Q21e and 205 mm lbs in 4Q21e for noncontrolling interests; excludes purchased copper.

e = estimate. See Cautionary Statement.

Gold Sales *(thousand ozs)*



500
400
300
200
100
0
258
330
360
380
1Q21
2Q21e
3Q21e
4Q21e

Note: Consolidated gold sales include 48k ozs in 1Q21, 62k ozs in 2Q21e, 67k ozs in 3Q21e and 71k ozs in 4Q21e for noncontrolling interests.

Molybdenum Sales *(million lbs)*



25
20
15
10
5
0
21
21
21
22
1Q21
2Q21e
3Q21e
4Q21e

Grasberg - World Class Block Cave Design

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Substantial Infrastructure in Place to Support Large-Scale Production

Grasberg Block Cave



Plan View
100 meters
N
Future PB
Future PB
PB3
Future PB
PB2N
Current Cave
PB1N
PB2S
PB1S
3 Cave Fronts

5 Production Blocks,
3 Currently Active

Ramp-up Schedule
(000's t/d of Ore)



9
31
74
103
127
129
130
2019
2020
2021e
2022e
2023e
2024e
2025e

- Continuation of Ore Mined in Open Pit (300 meters below)
- 874 mm t @ 1.08% Copper & 0.73 g/t Gold
- YE 2020 Reserves: 17 bn lbs Copper; 13 mm ozs Gold
- By 2023: 335,000 Sq Meter Footprint (over 80 acres)
- Life of Mine: 725,000 Sq Meter Footprint (180 acres)
- Fully Autonomous Underground Rail System
- Annual Production @ Avg. Reserve Grade[(1)]
  - 950 mm lbs Copper & 700,000 ozs Gold

DMLZ



Plan View
100 meters
N
Future PB
Future PB
PB1S
Current Cave
PB2N
PB1N
2 Cave Fronts

3 Production Blocks,
2 Currently Active

Ramp-up Schedule [(2)]
(000's t/d of Ore)



10
29
56
72
72
77
80
2019
2020
2021e
2022e
2023e
2024e
2025e

- Located Below DOZ Underground Block Cave Mine
- 1,500 meters below surface
- 439 mm t @ 0.89% Copper & 0.72 g/t Gold
- YE 2020 Reserves: 7 bn lbs Copper; 8 mm ozs Gold
- By 2022: 200,000 Sq Meter Footprint (~ 50 acres)
- Life of Mine: 450,000 Sq Meter Footprint (110 acres)
- Annual Production @ Avg. Reserve Grade[(1)]
  - 500 mm lbs Copper & 540,000 ozs Gold

(1) Access to higher ore grades expected in early years of production.
(2) DMLZ ramp-up adjustments in April 2020 plan reflect one year deferral in SAG mill installation.
e = estimate. See Cautionary Statement.

Project Update

Grasberg Transition Remains on Track

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Deep MLZ (DMLZ) & Grasberg Block Cave (GBC) averaged 98,500 t/d in 1Q21: 16% above 4Q20 rates



Drawbelling


DMLZ
Forecast
40
30
20
10
0
4
10
12
15
9
11
11
1Q
4Q
2Q
4Q
1Q
2Qe
Qtr Avg
2019
2020
2021e


GBC
40
30
20
10
0
10
24
34
41
41
31
27
1Q
4Q
2Q
4Q
1Q
2Qe
Qtr Avg
2019
2020
2021e

Ore Extraction *(000 t/d)*


DMLZ
60
40
20
0
7
15
39
47
52
1Q19
4Q19
4Q20
1Q21
2Q21e

2021e Exit Rate: 68

Open drawbells provide scale – cumulative blasted


DMLZ
400
300
200
100
0
90
143
186
235
2019
2020
2021e
2022e
Active Production Blocks
2
2
3
3


GBC
400
300
200
100
0
76
229
337
409
2019
2020
2021e
2022e
3
3
4
5


GBC
60
40
20
0
5
11
46
52
66
1Q19
4Q19
4Q20
1Q21
2Q21e

2021e Exit Rate: 89

e = estimate. See Cautionary Statement.

Grasberg Underground Ramp-up Accelerating



2021e-2023e Annual Average
1.55 bn lbs Cu & 1.6 mm ozs Au
Reached 75% in 1Q21
Quarterly Production Annualized as % of Targeted Average 2021e-2023e
100%
75%
50%
25%
0%
4Q19
4Q20
4Q21e
2022e

Note: Includes production from Grasberg Block Cave, DMLZ, DOZ and Big Gossan

e = estimate. See Cautionary Statement.

PT-FI Mine Plan

Metal Sales, 2020 – 2025e

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Copper **2021e – 2025e**

Total: 7.7 billion lbs copper
Annual Average: 1.55 billion lbs

Gold **2021e – 2025e**

Total: 8.0 million ozs gold
Annual Average: 1.6 million ozs



0.8
0.84
Cu
bn
lbs
Au
mm
ozs
1.34
1.3
1.6
1.6
1.7
1.8
1.6
1.7
1.5
1.6
2020
Transition Year
2021e
2022e
2023e
2024e
2025e

NOTE: Amounts are projections. Timing of annual sales will depend on a number of factors, including operational performance, continued progress of the ramp-up of underground mining at PT-FI, impacts and duration of the COVID-19 pandemic, timing of shipments, and other factors. FCX's economic interest in PT-FI approximates 81.27% through 2022 and 48.76% thereafter. See Cautionary Statement. e = estimate.

FCX Debt Maturities as of 3/31/21

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(US$ bns)

Total Debt & Cash at 3/31/21

FCX Revolver	$ -
Senior Notes	9.1
Cerro Verde Term Loan	0.5
Other	0.2
Total Debt	$ 9.8
Consolidated Cash	$ 4.6
Undrawn Credit Facility	3.5
Total Liquidity	$ 8.1



$8
$6
$4
$2
$0
$ -
$1.0
CV Non-recourse
3.55% Sr. Notes
$1.0
3.875% Sr. Notes
$0.9
4.55% Sr. Notes
$ -
$ -
$6.9
5.00%, 4.125%, 4.375%, 5.25%, 4.25%, 4.625%, 5.40% & 5.45% Sr. Notes and FMC Sr. Notes
2021 (1)
2022
2023
2024 (1)
2025
2026
Thereafter

(1) *For purposes of this schedule, maturities of uncommitted lines of credit and other short-term lines are included in FCX's revolver balance, which matures in 2024.*

1Q21 Copper Realization & 2Q21e Guidance

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1Q21 LME Average Copper Price	$3.86/lb
3-Mo. Fwd Price for Copper at the End of March	$3.99/lb
FCX 1Q21 Consolidated Copper Price Realization	$3.94/lb[(1)] (Generally, 50/50 weight of qtrly avg and 3-mo forward price at end of period)
FCX 1Q21 Prior Period Open Lb Adj. (aka Provisional Price Adj.)	Revenue/EBITDA: $146 mm Net income: $57 mm Earnings/share: $0.04
2Q21e Open Pound Guidance	➤ Open lbs priced at $3.99/lb on 3/31/21 ➤ Each $0.05 change in avg copper price in 2Q21 = $8 mm impact to 2021e net income ➤ LME copper settled at $4.26/lb on 4/21/21

(1) Note that when quarter end forward pricing is above the average quarterly spot price, FCX's consolidated quarterly copper realization can be expected to be above the quarterly average spot pricing. Conversely, the quarterly copper realization would be below the quarterly spot price average if quarter end forward curve pricing is below the quarterly average spot price. Quarterly copper realizations by region may vary from the consolidated average.

e = estimate. See Cautionary Statement.

Adjusted EBITDA Reconciliation

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($ in mm)	1Q21	12 mos ended 3/31/2021
Net income attributable to common stock	$718	$1,808
Interest expense, net	145	616
Income tax provision	443	1,447
Depreciation, depletion and amortization	419	1,606
Metals inventory adjustments	1	(125)
Net gain on sales of assets	-	(484)
Accretion and stock-based compensation	58	201
Other net charges	33	389 (1)
Loss on early extinguishment of debt	-	69
Other income, net	(11)	(50)
Net income attributable to noncontrolling interests	235	559
Equity in affiliated companies' net losses (earnings)	2	(7)
FCX Adjusted EBITDA (2)	**$2,043**	**$6,029**

(1) Other net charges primarily include a talc-related litigation accrual, partly offset by net favorable adjustments to environmental obligations ($96 mm) and costs directly associated with the COVID-19 pandemic and revised operating plans, including employee separation costs ($215 mm).

(2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.

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